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Exhibit 10.24

        Dated as of MAY 24, 2004

SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT

Dtech Investments LLC 555 S. Cole Road P.O. Box 7608 Boise, ID 83707	Robert Mackie 12 Midwood Road Glen Rock, NJ 07452
Fleming US Discovery Fund III, L.P. c/o JP Morgan Partners 1221 Avenue of the Americas, 40th Floor New York, NY 10020	Fleming US Discovery Offshore Fund III, L.P. c/o JP Morgan Partners 1221 Avenue of the Americas, 40th Floor New York, NY 10020
Joseph Sheehan J.E. Sheehan & Company 711 Fifth Avenue New York, NY 10022

Each of the entities and individuals listed above is hereinafter referred to as a "Lender" and, collectively, as the "Lenders."

Ladies and Gentlemen:

        The undersigned, DISPLAYTECH, INC., a Colorado corporation (the "Company"), hereby agrees with the Lenders with respect to this Subordinated Convertible Note Purchase Agreement (this "Agreement") as follows:

        1.     Authorization. The Company has authorized the issuance and sale to the Lenders of (a) subordinated convertible promissory notes in the aggregate principal amount of $3,500,000 in the forms attached hereto as Exhibit A (the "Note" and, collectively, the "Notes") which Notes are convertible into Common Stock (as hereinafter defined) as set forth in the Notes (the "Note Securities"). The Notes and the Note Securities are sometimes collectively referred to herein as the "Securities."

        2.     Sale and Purchase of the Notes. Upon the terms and conditions contained herein, the Company agrees to sell to each of the Lenders, and each of the Lenders severally agrees to purchase from the Company, at the Closing (as hereinafter defined) a Note for up to that amount specified on Schedule A hereto at a purchase price equal to the full principal amount of such Note.

        3.     Closing; Failure to Fund. The closing of the sale to, and purchase by, the Lenders of the Notes (the "Closing") shall occur on the date on which the Escrow Agent (as hereinafter defined) has received Notes in the aggregate principal amount of $3,500,000 (the "Closing Date"). At the Closing, the Company shall deliver to each of the Lenders or its representative a Note, issued in the name of such Lender in the amount specified in Schedule A hereto opposite such Lender's name, against delivery of payment, by check or by wire transfer to a non-interest bearing escrow account (the "Escrow Account") established, maintained and controlled by Faegre & Benson, LLP, as escrow agent on behalf of the Company and the Lenders. The funds deposited in the Escrow Account shall be released to the Company upon receipt by the Escrow Agent of instructions from the Company and each of the Lenders instructing the Escrow Agent to release the funds in such Escrow Account to the Company.

        4.     Company Representations and Warranties. The Company represents and warrants to the Lenders, severally and not jointly, on the date hereof as follows:

          (a)   Organization and Standing; Certificate of Incorporation and Bylaws. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of

  Colorado, and has full power and authority and all material licenses and approvals to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business and operations of the Company.

          (b)   Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Notes, the Subordination Agreement (as hereinafter defined) and related documents (collectively, the "Transaction Documents"), the performance of all the Company's obligations hereunder and thereunder, and for the authorization, issuance, sale and delivery of the Securities has been taken or will be taken prior to the Closing. The Transaction Documents, when executed and delivered, shall constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.

          (c)   Capitalization; Validity of Securities. The authorized capital stock of the Company consists of (i) 25,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), of which, as of the date hereof and as of immediately prior to the Closing, there are 7,058,900 shares of Common Stock outstanding, and (ii) 5,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock") of which (1) 750,000 shares are designated as Series B Convertible Preferred Stock, none of which are issued and outstanding, (2) 510,000 shares are designated as Series D Convertible Preferred Stock, none of which are issued and outstanding, (3) 500,000 shares are designated as Series E-B Convertible Preferred Stock, none of which are issued and outstanding, (4) 510,000 shares are designated as Series E-D Convertible Preferred Stock, none of which are issued and outstanding, (5) 600,000 shares are designated as Series E-1 Senior Preferred Stock, none of which are issued and outstanding, (6) 400,000 shares are designated as Series E-2 Senior Preferred Stock, none of which are issued and outstanding, (7) 200,000 shares are designated as Series F Convertible Preferred Stock, none of which are issued and outstanding and (8) 200,000 shares are designated as Series G Convertible Preferred Stock, none of which are issued and outstanding. The sale of the Securities is not and will not be subject to any preemptive rights or rights of first refusal that have not been waived; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or therein or as otherwise required by such laws at the time a transfer is proposed. The Common Stock issuable upon conversion of the Notes at the time of issuance will be duly authorized and when issued and delivered and upon payment therefor in accordance with the terms of the Notes will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances.

          (d)   Reports of the Company; No Material Adverse Changes. The Company has furnished the Lenders with copies of its (i) unaudited balance sheet as of December 31, 2003 and the related statements of operations, shareholders equity and cash flows for the year then ended (collectively, the "Unaudited Financial Statements") and (ii) audited balance sheet as of December 31, 2002 and the related statements of operations, shareholders equity and cash flows for the year then ended (collectively, the "Audited Financial Statements" and, together with the Unaudited Financial Statements, the "Financial Statements"). Said Financial Statements, as of their respective dates, were accurate and complete in all material respects and did not omit any material information required to be set forth therein. Since December 31, 2003, there has not been any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except for changes in the ordinary course of business that have not been, in the aggregate, materially adverse.

          (e)   Intellectual Property Rights.

            (i)    To the best of its knowledge, the Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for its business as now conducted and as proposed to be conducted to the Company's knowledge, without any conflict with or infringement of the rights of others;

            (ii)   Except as listed on Schedule 4(e) attached hereto, there are not outstanding options, licenses, or agreements of any kind relating to the matters listed in subsection (a) above or that grant rights to any other person to manufacture, license, produce, assemble, market or sell the Company's products, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity;

            (iii)  Except as listed on Schedule 4(e) attached hereto, the Company has not received any communications alleging that the Company or its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe any of the Intellectual Property of any other person or entity; and

            (iv)  The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company with respect to the Intellectual Property of the Company or otherwise or that would conflict with the Company's business as proposed to be conducted.

          (f)    Compliance With Other Instruments and Laws. Except as listed on Schedule 4(f) attached hereto, the Company is not in violation or default in any material respect of any provision of its articles of incorporation or bylaws or in any material respect of any provision of any material mortgage, indenture, agreement, instrument, or contract to which it is a party of by which it is bound, or of any federal or state judgment, order, writ, decree, or any federal or state statute, rule, regulation or restriction applicable to the Company. Except as listed on Schedule 4(f) attached hereto, the execution, delivery, and performance by the Company of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

          (g)   Litigation. Except as listed on Schedule 4(g) attached hereto, there is no action, suit, proceeding, or investigation pending or, to the best knowledge of the Company, threatened against the Company that questions the validity of the Transaction Documents, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business properties, prospects or financial condition of the Company.

          (h)   Taxes. The Company has no material liability for any federal, state or local taxes, except for taxes which have accrued and are not yet payable or are being contested by the Company in good faith. The Company has paid all payroll taxes required to be paid by it.

          (i)    Offering. The Company has not offered the Securities in a public offering within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

        5.     Representations and Warranties of Lenders. Each of the Lenders, severally and not jointly, hereby represents and warrants to the Company as follows:

          (a)   Legal Power. It has the requisite legal power to enter into this Agreement, to purchase the Securities hereunder, to convert its Note, and to carry out and perform its obligations under the terms of this Agreement.

          (b)   Due Execution. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.

          (c)   Investment Representations.

            (i)    It is acquiring the Securities and will acquire any security issued upon exercise thereof for its own account in a manner which is not in violation of the 1933 Act.

            (ii)   It understands that (A) the Securities have not been registered under the 1933 Act by reason of a specific exemption therefrom, that the Securities must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt form such registration; (B) the Securities will be endorsed with the following legend:

  Neither this Note nor the shares issuable upon conversion of this Note have been registered under the 1933 Act. The Holder may not transfer this Note or any shares issued pursuant to its conversion provisions unless either (i) there is an effective registration covering such note or such shares under the 1933 Act and applicable state securities laws or (ii) the Company receives an opinion of an attorney acceptable to the board of directors or its agents, that the proposed transfer is exempt from registration under the 1933 Act and under all applicable state securities law or (iii) unless the transfer is made pursuant to Rule 144 under the 1933 Act or (iv) unless the transfer is made to an affiliate (as defined in Rule 12-b2 under the Securities and Exchange Act of 1934 or (iv) in the case of the Notes held by Robert Mackie and Joseph Sheehan, the purchase of such Notes by Century America, LLC pursuant to that certain Letter Agreement by and among Century America, LLC, Robert Mackie and Joseph Sheehan.

and (C) the Company will instruct any transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied; provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to Securities and Exchange Commission ("SEC") Rule 144 and such transferring Lender provides the Company with evidence reasonably satisfactory to the Company and its counsel that the proposed transaction satisfies the requirements of Rule 144. The Company agrees to remove the foregoing legend from any securities if the requirements of SEC Rule 144(k) (or any successor rule or regulation) apply with respect to such securities and the Company and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

            (iii)  It acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

            (iv)  It is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

            (v)   It understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances, and it represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

            (vi)  Its principal business address is as set forth above on the first page hereof and it does not reside in any state of the United States other than the state so specified.

        6.     Conditions to Closing. The Closing shall be subject to the following conditions:

          (a)   The following documents, each executed by a duly authorized officer of the Company and such other applicable parties, and each dated as of the date of this Agreement and in form and substance satisfactory to the applicable Lender shall have been delivered as specified below and each of the items specified shall have occurred:

            (i)    This Agreement shall have been executed and delivered by each of the parties hereto;

            (ii)   The Note applicable to each Lender as set forth in Section 2 above; and

            (iii)  The Subordination Agreement with Silicon Valley Bank ("SVB") in the form attached hereto as Exhibit B (the "Subordination Agreement").

          (b)   The Company shall have received the consents of Hewlett-Packard Company and SVB to the transactions contemplated by this Agreement.

          (c)   The Escrow Agent shall have received (i) the purchase price for the Notes upon the terms and conditions set forth in this Agreement and (ii) instructions from the Company and each of the Lenders to release the funds in the Escrow Account to the Company.

          (d)   The representations and warranties made by the Company in this Agreement shall be true and correct when made, and shall be true and correct in all material respects (without giving effect to any limitations as to materiality or material adverse effect set forth therein) on the Closing Date.

          (e)   All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with.

        7.     Covenants.

          (a)   Prior to the Initial Public Offering (as defined in the Notes), the Company shall furnish the following reports to each Holder (i) within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and it subsidiaries, if any, for such period and (ii) within one hundred twenty (120) days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied, certified by the Company's independent public accountants.

          (b)   The Company covenants and agrees to use a portion of the proceeds of a Qualified Public Offering (as defined in the Notes) to pay and satisfy in full the HP Senior Indebtedness (as defined in the Notes), such payment to be made on or before the sixty-first (61st) calendar day after the consummation of such Qualified Public Offering.

        8.     Miscellaneous.

          (a)   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b)   This Agreement, together with the Transaction Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, whether written or oral, and shall not be modified except by a writing signed by the Company and each of the Lenders.

          (c)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws principles. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in New York County in the State of New York (or in the event of exclusive federal jurisdictions, the courts of the Southern District of New York).

          (d)   The headings in this Agreement are for convenience only and shall not alter or otherwise affect the meaning hereof.

          (e)   No waiver of any of the provisions contained in this Agreement shall be valid unless made in writing and executed by the waiving party, it is expressly understood that in the event any party shall on any occasion fail to perform any term of this Agreement and the other party shall not enforce that term, the failure to enforce on that occasion shall not prevent enforcement of that or any other term hereof on any other occasion.

          (f)    If any section of this Agreement is held invalid by any law, rule, order, regulation, or promulgation of any jurisdiction, such invalidity shall not affect the enforceability of any other sections not held to be invalid.

          (g)   This Agreement and any amendment thereof may be executed in two or more counterparts, each of which shall be deemed an original for all purposes.

          (h)   All notices and other written communications delivered in connection with this Agreement shall be delivered in accordance with the notice provisions set forth in the Notes.

          (i)    Each of the parties hereto agrees to execute and deliver such further acts and documents as any other party from time to time reasonably requires for the assuring and confirming of its rights hereby created or intended now or hereafter to be created.

        If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the undersigned, whereupon this Agreement shall become a valid and binding contract between you and the undersigned.

Very truly yours,
DISPLAYTECH, INC. a Colorado corporation
By:	/s/ RICHARD D. BARTON Richard D. Barton, Chief Executive Officer

        The foregoing Agreement is hereby accepted as of the date first written above:

DTECH INVESTMENTS LLC
By:	/s/ WM. C. GLYNN Name: Wm. C. Glynn Title: Manager
Name:
FLEMING US DISCOVERY FUND III, L.P.
By:	/s/ ROBERT L. BURR Name: Robert L. Burr Title: Member
FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	/s/ ROBERT L. BURR Name: Robert L. Burr Title: Member

[Signature Page to Subordinated Convertible Note Purchase Agreement]

/s/ ROBERT MACKIE Robert Mackie	5/20/04
/s/ JOSEPH SHEEHAN Joseph Sheehan

[Signature Page to Subordinated Convertible Note Purchase Agreement]

Schedule A

Purchase Schedule

NAME OF LENDER	TOTAL PRINCIPAL NOTE AMOUNT
Dtech Investments LLC	$1,950,000
Fleming US Discovery Fund III, L.P.	$474,000
Fleming US Discovery Offshore Fund III, L.P.	76,000
Robert Mackie	$500,000
Joseph Sheehan	$500,000
TOTAL	$3,500,000

Schedule 4(e)(ii)

1.
Winding-Up of Alliance, Production and Marketing Framework between the Company and Agilent Technologies, Inc., dated November 15, 1999, as amended.

2.
Manufacturing Services Agreement between the Company and Anam U.S.A., Inc., dated September 11, 2000.

3.
Fixed Term License Agreement between the Company and Cadence Design Systems, Inc., dated November 9, 2001.

4.
Agreement between the Company and Noel A. Clark and ST Lagerwall AB, dated June 28, 1996.

5.
Services Agreement between the Company and Displaytech Asia Pacific, KK, dated April 1, 2003.

6.
License Agreement between the Company and Fujitsu General Limited, dated January 3, 2001.

7.
License Agreement between the Company and Fujitsu Limited, dated February 20, 2003, as amended.

8.
Prototype Development Agreement between the Company and Fujitsu Limited and Fujitsu Microelectronics America, Inc., dated May 15, 2003.

9.
License Agreement between the Company and Georgia Tech Research Corporation, dated November 30, 1998.

10.
License Agreement between the Company and Hewlett-Packard Company, dated January 26, 1998.

11.
Clark/Lagerwall Sub-License Agreement between the Company and Hewlett-Packard Company, dated January 27, 1998.

12.
URC Sub-License Agreement between the Company and Hewlett-Packard Company, dated January 27, 1998.

13.
Commercial Relationship Agreement between the Company and Hewlett-Packard Company, dated January 27, 1998.

14.
Mutual Cooperation Agreement between the Company and Hewlett-Packard Company, dated February 11, 2003.

15.
Correspondence between the Company and Hoechst Aktiengesellschaft, dated January 24, 1992, February 6, 1992, February 7, 1992 and August 8, 1997.

16.
Joint Venture Agreement between the Company and InPhase Technologies, Inc., dated July 14, 2003.

17.
Manufacturing Agreement between the Company and Miyota Co., Ltd., dated December 10, 1998, as amended.

18.
Exclusive Distributor Agreement between the Company and Nissho Electronics Corporation, dated April 1, 2004.

19.
Technology License and Industrial Research Agreement between the Company and University Technology Corporation, dated June 1, 1994.

Schedule 4(e)(iii)

1.
The Company received correspondence from the University of Colorado (the "University"), dated March 10, 1995, regarding possible infringement by the Company upon certain patents held by the University. The Company responded by letter dated March 28, 1995, denying any infringement, and has received no further communications from the University regarding this matter.

Schedule 4(f)

        None.

Schedule 4(g)

1.
The former General Counsel of the Company has threatened litigation against the Company in connection with its March 2004 recapitalization.

EXHIBIT A

FORMS OF NOTES

[See attached.]

        NEITHER THIS SUBORDINATED CONVERTIBLE NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "1933 ACT"). THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS SUBORDINATED CONVERTIBLE NOTE, OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION, UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE AND SUCH SHARES UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (IV) THE TRANSFER IS MADE TO AN AFFILIATE (AS DEFINED IN RULE 12B-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED) OF THE HOLDER OR (V) THIS NOTE IS PURCHASED BY CENTURY AMERICA, LLC PURSUANT TO THAT CERTAIN LETTER AGREEMENT AMONG CENTURY AMERICA, LLC, THE HOLDER AND JOSEPH SHEEHAN DATED AS OF EVEN DATE HEREWITH. PAYMENT OF THIS NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS CONTAINED IN SECTION 5 HEREOF.

DISPLAYTECH, INC.

10% SUBORDINATED CONVERTIBLE NOTE

        FOR VALUE RECEIVED, Displaytech, Inc., a Colorado corporation (the "Company"), which term includes any successor corporation, hereby promises to pay, subject to the conversion provisions in Section 6 herein, to the order of Robert Mackie (the "Holder") the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), with interest thereon at the rate of ten percent (10%) per annum, compounded annually, plus enforcement costs (including, but not limited to, reasonable attorney fees) thereon, default interest thereon at the rate of fifteen percent (15%) per annum, compounded annually, from and after an Event of Default (as hereinafter defined) and any other amounts owed hereunder in accordance with the provisions hereof (collectively, the "Obligations") on the earlier of (i) February 20, 2008 and (ii) the occurrence of a Liquidation Event (as hereinafter defined) (the "Maturity Date"), subject to prepayment in accordance with Section 6.5 hereof. "Liquidation Event" shall mean any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company.

Section 1. Interest.

        Interest shall accrue from and after the date hereof and shall be paid on the Maturity Date; provided, however, that from and after payment and satisfaction in full of the HP Senior Indebtedness (as hereinafter defined), interest shall be paid in cash on a quarterly basis on the first business day after the end of each fiscal quarter during the period commencing on the date the HP Senior Indebtedness (as hereinafter defined) is paid and satisfied in full and ending on the Maturity Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, "Accreted Value" shall mean the principal face amount of this Note plus accrued and unpaid interest thereon.

Section 2. Series of Notes; Payment of Proceeds

  2.1
  This Note has been issued as one of a series of 10% Subordinated Convertible Notes which are substantially similar (the "Notes") aggregating up to $3,500,000 pursuant to a Subordinated Convertible Note Purchase Agreement (the "Note Purchase Agreement") dated as of the date hereof by and among the Company and the Lenders (as defined therein). The Company shall keep or cause to be kept at its principal office appropriate records for the recordation of the name and address of each of the Lenders, which address may be changed from time to time effective ten (10) days after receipt of written notice of such change from any such Lender.

  2.2
  Simultaneously with the execution and delivery hereof the full proceeds of this Note shall be delivered by the Holder hereof to a non-interest bearing escrow account maintained on behalf of the Company and the Lenders by the Escrow Agent (as defined in the Note Purchase Agreement) and shall be released by the Escrow Agent to the Company in accordance with the procedures set forth in the Note Purchase Agreement.

Section 3. Default.

        The occurrence of one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

  3.1
  The nonpayment of the Obligations on the Maturity Date.

  3.2
  The occurrence of an event of default with respect to any indebtedness of the Company for borrowed money.

  3.3
  The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or trustee of the Company, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order.

  3.4
  The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, or trustee of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 4. Acceleration.

        Upon an Event of Default, the Accreted Value of this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Company.

Section 5. Subordinated Indebtedness; Pro Rata Distribution

  5.1
  The indebtedness evidenced by this Note is hereby: (i) expressly subordinated, to the extent and in the manner hereinafter set forth in Sections 5.2 and 5.3 hereof, in right of payment to the prior payment in full of the HP Senior Indebtedness (as defined below) and (ii) expressly subordinated to the extent and in the manner set forth in the SVB Subordination Agreement (as defined below), in right of payment to the prior payment in full of the SVB Senior Indebtedness (as defined below). "HP Senior Indebtedness" shall mean the indebtedness owed by the Company to Hewlett-Packard Company ("HP") as evidenced by that certain Amended and Restated Convertible Note dated February 11, 2003 issued by the Company to HP in the original principal amount of $10,000,000.00. "SVB Senior Indebtedness" shall mean the indebtedness owed by the Company to Silicon Valley Bank ("SVB"). "SVB Subordination

2

    Agreement" shall mean that certain Subordination Agreement between the Holder and SVB dated as of even date herewith.

  5.2
  Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, or in the event any indebtedness of the Company to the Holder shall become due and payable whether at maturity, upon acceleration or otherwise: (i) no amount shall be paid by the Company or accepted or retained by the Holder, whether in cash or property, in respect of the principal of or interest on this Note at the time outstanding, unless and until the full amount of all principal and accrued interest under the HP Senior Indebtedness shall have been paid in full, whether or not such principal or accrued interest under this Note is then due and payable; (ii) if any such amount is received by the Holder on account of or with respect to this Note, the Holder shall forthwith pay over same to HP, and until so paid, any such amount shall be held by the Holder in property of the Holder; and (iii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of all principal and accrued interest under the HP Senior Indebtedness.

  5.3
  The Holder agrees upon request to execute and deliver to HP such subordination agreements and other documents and instruments as may reasonably be requested by HP in order to effectuate the subordination provisions of this Section 5.

  5.4
  In the event that the assets of the Company are insufficient to satisfy amounts due under this Note and all other Notes, the assets of the Company shall be distributed on a pro rata basis to all Holders of the Notes based on the Accreted Value due to the Holders on the Notes.

Section 6. Conversion; Mandatory Prepayment.

  6.1
  Voluntary Conversion. Subject to any stockholder vote as may be required by Nasdaq in the event that the common stock of the Company ("Common Stock") is quoted on Nasdaq, the Holder of this Note shall have the right, at the Holder's option, to convert this Note: (i) at any time after the ninetieth (90th) day following the initial public offering of the Company's common stock (the "Initial Public Offering"), into that number of shares of Common Stock determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which the Common Stock was sold in the Initial Public Offering; (ii) upon consummation of an equity financing by the Company other than the Initial Public Offering (an "Equity Financing"), into that number of shares of equity securities of the Company issued in such Equity Financing determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which such equity securities were sold in the Equity Financing; or (iii) upon consummation of a Change of Control Event pursuant to which the stockholders of the Company receive (either directly or as a distribution from the Company) equity securities of another business entity, into that number of such equity securities determined by dividing the Accreted Value of the Note as of the date of such conversion by eighty percent (80%) of the dollar value of the aggregate amount of equity securities received by the stockholders of the Company in consideration of each share of stock of the Company. For purposes hereof, "Change of Control Event" shall mean (i) a sale of all or substantially all of the assets or stock of the Company, (ii) a merger, consolidation or similar such transaction involving the Company (other than a merger of the Company for purposes of changing the state of incorporation of the Company from Colorado to Delaware), or (iii) any sale of stock of the Company or similar such transaction pursuant to which any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities

3

    Exchange Act of 1934, as amended (the "1934 Act")) who had not previously owned at least twenty percent (20%) of the total voting power represented by the Company's then outstanding voting securities is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than the Initial Public Offering.

  6.2
  Involuntary Conversion. Any time after the ninetieth (90th) day following a Qualified Initial Public Offering (as hereinafter defined), this Note shall be converted, with no action on the part of the Holder, into that number of shares of Common Stock determined in accordance with the next sentence of this Section 6.2 if the following conditions are met: (i) the Company delivers a written notice to the Holder specifying the date on which this Note is to be converted (the "Involuntary Conversion Date"); (ii) the average Trading Price (as hereinafter defined) of the Common Stock for the twenty (20) trading days immediately preceding the Involuntary Conversion Date (the "Average Trading Price") shall be at least twenty percent (20%) above the per share offering price at which the Common Stock was sold in the Initial Public Offering; and (iii) the shares of Common Stock deliverable to the Holder upon such conversion will be freely tradable as of the Involuntary Conversion Date. Upon any conversion of this Note in accordance with the immediately preceding sentence, this Note shall convert into that number of shares of Common Stock determined by dividing the Accreted Value of this Note by the per share offering price at which the Common Stock was sold in the Qualified Initial Public Offering. For purposes hereof, "Trading Price" shall mean (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date, or (ii) if the Common Stock is traded in the over-the-counter market, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date. For purposes hereof, "Qualified Initial Public Offering" shall mean any Initial Public Offering having gross proceeds to the Company in excess of $20,000,000. For purposes hereof, shares of Common Stock shall be deemed "freely tradable" even if such shares are subject to the limitations and restrictions (x) of Rule 144(e), (f) or (h) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), (y) imposed pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or (z) due to the fact that the Holder has obtained material nonpublic information about the Company.

  6.3
  Conversion Procedures. In order to receive the Common Stock issuable upon conversion of this Note, the Holder must surrender this Note to the Company at the Company's principal offices and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable Common Stock into which this Note has been converted. In the event of an involuntary conversion pursuant to Section 6.2 hereof, from and after the Involuntary Conversion Date this Note shall only represent the right to receive the shares of Common Stock issuable pursuant to such involuntary conversion, and the Company shall have no obligation under this Note other than to issue such Common Stock.

  6.4
  Fractional Shares. No fractional shares of stock or scrip shall be issued upon conversion of this Note. Instead of any fractional shares of stock which would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of such fractional interest.

  6.5
  Mandatory Prepayment. Notwithstanding anything to the contrary herein contained, the Holder of this Note at any time following the payment in full of the HP Senior Indebtedness shall have the right on ten business days' notice to demand prepayment in full of the Accreted

4

    Value of this Note as of the date of such prepayment, provided that no notice has been delivered by the Company to the Holder pursuant to Section 6.2.

Section 7. Covenant Regarding Use Proceeds of a Qualified Public Offering.

        The Company covenants and agrees that a portion of the proceeds of a Qualified Public Offering shall be used to pay and satisfy in full the HP Senior Indebtedness, such payment to be made on or before the sixty-first (61st) calendar day after consummation of such Qualified Public Offering.

Section 8. Assignment, Exchange, or Loss of Note.

        Subject to the transfer restrictions herein, upon presentation and surrender of this Note to the Company at its principal office with a duly executed request for assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Note in the name of the assignee named in such instrument of assignment and this Note shall promptly be canceled.

Section 9. Rights of the Holder.

        The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity.

Section 10. Restrictions on Transfer.

        This Note has not been registered under the 1933 Act. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein, and may not be transferred by any Holder unless either (i) there is an effective registration covering such Note and such shares under the 1933 Act and applicable state securities laws or (ii) the Company first receives a letter from an attorney, stating that the proposed transfer is exempt from registration under the 1933 Act and all applicable state securities laws or (iii) the transfer is made pursuant to Rule 144 under the 1933 Act or (iv) the transfer is made to an affiliate (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended) of the Holder or (v) this Note is purchased by Century America, LLC pursuant to that certain letter agreement among Century America, LLC, the Holder and Joseph Sheehan dated as of even date herewith.

Section 11. Notices. All notices and other communications required or permitted under this Note shall be validly given, made, or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Company at the following address:

    2602 Clover Basin Drive
    Longmont, CO 80503
    Attention: Chief Executive Officer

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Holder at the following address:

    Robert Mackie
    12 Midwood Road
    Glen Rock, NJ 07452

5

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Escrow Agent at the following address:

    Faegre & Benson LLP
    3200 Wells Fargo Center
    1700 Lincoln Street
    Denver, CO 80203
    Attention: Nathaniel G. Ford, Esq.

Section 12. Law Governing.

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws principles.

Section 13. Titles and Captions.

        All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 14. Computation of Time.

        In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

Section 15. Presumption.

        This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

[THE REST OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK.]

6

        IN WITNESS WHEREOF, a duly authorized officer of Displaytech, Inc. has executed this Note to be effective as of the    day of May, 2004.

DISPLAYTECH, INC.
By:	Richard D. Barton, Chief Executive Officer

7

        NEITHER THIS SUBORDINATED CONVERTIBLE NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "1933 ACT"). THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS SUBORDINATED CONVERTIBLE NOTE, OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION, UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE AND SUCH SHARES UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (IV) THE TRANSFER IS MADE TO AN AFFILIATE (AS DEFINED IN RULE 12B-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED) OF THE HOLDER OR (V) THIS NOTE IS PURCHASED BY CENTURY AMERICA, LLC PURSUANT TO THAT CERTAIN LETTER AGREEMENT AMONG CENTURY AMERICA, LLC, THE HOLDER AND JOSEPH SHEEHAN DATED AS OF EVEN DATE HEREWITH. PAYMENT OF THIS NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS CONTAINED IN SECTION 5 HEREOF.

DISPLAYTECH, INC.

10% SUBORDINATED CONVERTIBLE NOTE

        FOR VALUE RECEIVED, Displaytech, Inc., a Colorado corporation (the "Company"), which term includes any successor corporation, hereby promises to pay, subject to the conversion provisions in Section 6 herein, to the order of Joseph Sheehan (the "Holder") the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), with interest thereon at the rate of ten percent (10%) per annum, compounded annually, plus enforcement costs (including, but not limited to, reasonable attorney fees) thereon, default interest thereon at the rate of fifteen percent (15%) per annum, compounded annually, from and after an Event of Default (as hereinafter defined) and any other amounts owed hereunder in accordance with the provisions hereof (collectively, the "Obligations") on the earlier of (i) February 20, 2008 and (ii) the occurrence of a Liquidation Event (as hereinafter defined) (the "Maturity Date"), subject to prepayment in accordance with Section 6.5 hereof. "Liquidation Event" shall mean any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company.

Section 1. Interest.

        Interest shall accrue from and after the date hereof and shall be paid on the Maturity Date; provided, however, that from and after payment and satisfaction in full of the HP Senior Indebtedness (as hereinafter defined), interest shall be paid in cash on a quarterly basis on the first business day after the end of each fiscal quarter during the period commencing on the date the HP Senior Indebtedness (as hereinafter defined) is paid and satisfied in full and ending on the Maturity Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, "Accreted Value" shall mean the principal face amount of this Note plus accrued and unpaid interest thereon.

Section 2. Series of Notes; Payment of Proceeds

  2.1
  This Note has been issued as one of a series of 10% Subordinated Convertible Notes which are substantially similar (the "Notes") aggregating up to $3,500,000 pursuant to a Subordinated Convertible Note Purchase Agreement (the "Note Purchase Agreement") dated as of the date hereof by and among the Company and the Lenders (as defined therein). The Company shall keep or cause to be kept at its principal office appropriate records for the recordation of the name and address of each of the Lenders, which address may be changed from time to time effective ten (10) days after receipt of written notice of such change from any such Lender.

  2.2
  Simultaneously with the execution and delivery hereof the full proceeds of this Note shall be delivered by the Holder hereof to a non-interest bearing escrow account maintained on behalf of the Company and the Lenders by the Escrow Agent (as defined in the Note Purchase Agreement) and shall be released by the Escrow Agent to the Company in accordance with the procedures set forth in the Note Purchase Agreement.

Section 3. Default.

        The occurrence of one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

  3.1
  The nonpayment of the Obligations on the Maturity Date.

  3.2
  The occurrence of an event of default with respect to any indebtedness of the Company for borrowed money.

  3.3
  The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or trustee of the Company, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order.

  3.4
  The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, or trustee of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 4. Acceleration.

        Upon an Event of Default, the Accreted Value of this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Company.

Section 5. Subordinated Indebtedness; Pro Rata Distribution

  5.1
  The indebtedness evidenced by this Note is hereby: (i) expressly subordinated, to the extent and in the manner hereinafter set forth in Sections 5.2 and 5.3 hereof, in right of payment to the prior payment in full of the HP Senior Indebtedness (as defined below) and (ii) expressly subordinated to the extent and in the manner set forth in the SVB Subordination Agreement (as defined below), in right of payment to the prior payment in full of the SVB Senior Indebtedness (as defined below). "HP Senior Indebtedness" shall mean the indebtedness owed by the Company to Hewlett-Packard Company ("HP") as evidenced by that certain Amended and Restated Convertible Note dated February 11, 2003 issued by the Company to HP in the original principal amount of $10,000,000.00. "SVB Senior Indebtedness" shall mean the indebtedness owed by the Company to Silicon Valley Bank ("SVB"). "SVB Subordination

2

    Agreement" shall mean that certain Subordination Agreement between the Holder and SVB dated as of even date herewith.

  5.2
  Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, or in the event any indebtedness of the Company to the Holder shall become due and payable whether at maturity, upon acceleration or otherwise: (i) no amount shall be paid by the Company or accepted or retained by the Holder, whether in cash or property, in respect of the principal of or interest on this Note at the time outstanding, unless and until the full amount of all principal and accrued interest under the HP Senior Indebtedness shall have been paid in full, whether or not such principal or accrued interest under this Note is then due and payable; (ii) if any such amount is received by the Holder on account of or with respect to this Note, the Holder shall forthwith pay over same to HP, and until so paid, any such amount shall be held by the Holder in property of the Holder; and (iii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of all principal and accrued interest under the HP Senior Indebtedness.

  5.3
  The Holder agrees upon request to execute and deliver to HP such subordination agreements and other documents and instruments as may reasonably be requested by HP in order to effectuate the subordination provisions of this Section 5.

  5.4
  In the event that the assets of the Company are insufficient to satisfy amounts due under this Note and all other Notes, the assets of the Company shall be distributed on a pro rata basis to all Holders of the Notes based on the Accreted Value due to the Holders on the Notes.

Section 6. Conversion; Mandatory Prepayment.

  6.1
  Voluntary Conversion. Subject to any stockholder vote as may be required by Nasdaq in the event that the common stock of the Company ("Common Stock") is quoted on Nasdaq, the Holder of this Note shall have the right, at the Holder's option, to convert this Note: (i) at any time after the ninetieth (90th) day following the initial public offering of the Company's common stock (the "Initial Public Offering"), into that number of shares of Common Stock determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which the Common Stock was sold in the Initial Public Offering; (ii) upon consummation of an equity financing by the Company other than the Initial Public Offering (an "Equity Financing"), into that number of shares of equity securities of the Company issued in such Equity Financing determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which such equity securities were sold in the Equity Financing; or (iii) upon consummation of a Change of Control Event pursuant to which the stockholders of the Company receive (either directly or as a distribution from the Company) equity securities of another business entity, into that number of such equity securities determined by dividing the Accreted Value of the Note as of the date of such conversion by eighty percent (80%) of the dollar value of the aggregate amount of equity securities received by the stockholders of the Company in consideration of each share of stock of the Company. For purposes hereof, "Change of Control Event" shall mean (i) a sale of all or substantially all of the assets or stock of the Company, (ii) a merger, consolidation or similar such transaction involving the Company (other than a merger of the Company for purposes of changing the state of incorporation of the Company from Colorado to Delaware), or (iii) any sale of stock of the Company or similar such transaction pursuant to which any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities

3

    Exchange Act of 1934, as amended (the "1934 Act")) who had not previously owned at least twenty percent (20%) of the total voting power represented by the Company's then outstanding voting securities is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than the Initial Public Offering.

  6.2
  Involuntary Conversion. Any time after the ninetieth (90th) day following a Qualified Initial Public Offering (as hereinafter defined), this Note shall be converted, with no action on the part of the Holder, into that number of shares of Common Stock determined in accordance with the next sentence of this Section 6.2 if the following conditions are met: (i) the Company delivers a written notice to the Holder specifying the date on which this Note is to be converted (the "Involuntary Conversion Date"); (ii) the average Trading Price (as hereinafter defined) of the Common Stock for the twenty (20) trading days immediately preceding the Involuntary Conversion Date (the "Average Trading Price") shall be at least twenty percent (20%) above the per share offering price at which the Common Stock was sold in the Initial Public Offering; and (iii) the shares of Common Stock deliverable to the Holder upon such conversion will be freely tradable as of the Involuntary Conversion Date. Upon any conversion of this Note in accordance with the immediately preceding sentence, this Note shall convert into that number of shares of Common Stock determined by dividing the Accreted Value of this Note by the per share offering price at which the Common Stock was sold in the Qualified Initial Public Offering. For purposes hereof, "Trading Price" shall mean (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date, or (ii) if the Common Stock is traded in the over-the-counter market, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date. For purposes hereof, "Qualified Initial Public Offering" shall mean any Initial Public Offering having gross proceeds to the Company in excess of $20,000,000. For purposes hereof, shares of Common Stock shall be deemed "freely tradable" even if such shares are subject to the limitations and restrictions (x) of Rule 144(e), (f) or (h) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), (y) imposed pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or (z) due to the fact that the Holder has obtained material nonpublic information about the Company.

  6.3
  Conversion Procedures. In order to receive the Common Stock issuable upon conversion of this Note, the Holder must surrender this Note to the Company at the Company's principal offices and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable Common Stock into which this Note has been converted. In the event of an involuntary conversion pursuant to Section 6.2 hereof, from and after the Involuntary Conversion Date this Note shall only represent the right to receive the shares of Common Stock issuable pursuant to such involuntary conversion, and the Company shall have no obligation under this Note other than to issue such Common Stock.

  6.4
  Fractional Shares. No fractional shares of stock or scrip shall be issued upon conversion of this Note. Instead of any fractional shares of stock which would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of such fractional interest.

  6.5
  Mandatory Prepayment. Notwithstanding anything to the contrary herein contained, the Holder of this Note at any time following the payment in full of the HP Senior Indebtedness shall have the right on ten business days' notice to demand prepayment in full of the Accreted

4

    Value of this Note as of the date of such prepayment, provided that no notice has been delivered by the Company to the Holder pursuant to Section 6.2.

Section 7. Covenant Regarding Use Proceeds of a Qualified Public Offering.

        The Company covenants and agrees that a portion of the proceeds of a Qualified Public Offering shall be used to pay and satisfy in full the HP Senior Indebtedness, such payment to be made on or before the sixty-first (61st) calendar day after consummation of such Qualified Public Offering.

Section 8. Assignment, Exchange, or Loss of Note.

        Subject to the transfer restrictions herein, upon presentation and surrender of this Note to the Company at its principal office with a duly executed request for assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Note in the name of the assignee named in such instrument of assignment and this Note shall promptly be canceled.

Section 9. Rights of the Holder.

        The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity.

Section 10. Restrictions on Transfer.

        This Note has not been registered under the 1933 Act. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein, and may not be transferred by any Holder unless either (i) there is an effective registration covering such Note and such shares under the 1933 Act and applicable state securities laws or (ii) the Company first receives a letter from an attorney, stating that the proposed transfer is exempt from registration under the 1933 Act and all applicable state securities laws or (iii) the transfer is made pursuant to Rule 144 under the 1933 Act or (iv) the transfer is made to an affiliate (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended) of the Holder or (v) this Note is purchased by Century America, LLC pursuant to that certain letter agreement among Century America, LLC, the Holder and Joseph Sheehan dated as of even date herewith.

Section 11. Notices. All notices and other communications required or permitted under this Note shall be validly given, made, or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Company at the following address:

    2602 Clover Basin Drive
    Longmont, CO 80503
    Attention: Chief Executive Officer

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Holder at the following address:

    Joseph Sheehan
    J. E. Sheehan & Company
    711 Fifth Avenue
    New York, NY 10022

5

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Escrow Agent at the following address:

    Faegre & Benson LLP
    3200 Wells Fargo Center
    1700 Lincoln Street
    Denver, CO 80203
    Attention: Nathaniel G. Ford, Esq.

Section 12. Law Governing.

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws principles.

Section 13. Titles and Captions.

        All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 14. Computation of Time.

        In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

Section 15. Presumption.

        This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

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6

        IN WITNESS WHEREOF, a duly authorized officer of Displaytech, Inc. has executed this Note to be effective as of the    day of May, 2004.

DISPLAYTECH, INC.
By:	Richard D. Barton, Chief Executive Officer

7

        NEITHER THIS SUBORDINATED CONVERTIBLE NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "1933 ACT"). THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS SUBORDINATED CONVERTIBLE NOTE, OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION, UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE AND SUCH SHARES UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (IV) THE TRANSFER IS MADE TO AN AFFILIATE (AS DEFINED IN RULE 12B-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED) OF THE HOLDER. PAYMENT OF THIS NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS CONTAINED IN SECTION 5 HEREOF.

DISPLAYTECH, INC.

10% SUBORDINATED CONVERTIBLE NOTE

        FOR VALUE RECEIVED, Displaytech, Inc., a Colorado corporation (the "Company"), which term includes any successor corporation, hereby promises to pay, subject to the conversion provisions in Section 6 herein, to the order of DTech Investments LLC (the "Holder") the principal sum of ONE MILLION NINE HUNDRED FIFTY THOUSAND DOLLARS ($1,950,000), with interest thereon at the rate of ten percent (10%) per annum, compounded annually, plus enforcement costs (including, but not limited to, reasonable attorney fees) thereon, default interest thereon at the rate of fifteen percent (15%) per annum, compounded annually, from and after an Event of Default (as hereinafter defined) and any other amounts owed hereunder in accordance with the provisions hereof (collectively, the "Obligations") on the earlier of (i) February 20, 2008 and (ii) the occurrence of a Liquidation Event (as hereinafter defined) (the "Maturity Date"). "Liquidation Event" shall mean any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company.

Section 1. Interest.

        Interest shall accrue from and after the date hereof and shall be paid on the Maturity Date; provided, however, that from and after payment and satisfaction in full of the HP Senior Indebtedness (as hereinafter defined), interest shall be paid in cash on a quarterly basis on the first business day after the end of each fiscal quarter during the period commencing on the date the HP Senior Indebtedness (as hereinafter defined) is paid and satisfied in full and ending on the Maturity Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, "Accreted Value" shall mean the principal face amount of this Note plus accrued and unpaid interest thereon.

Section 2. Series of Notes; Payment of Proceeds

  2.1
  This Note has been issued as one of a series of 10% Subordinated Convertible Notes which are substantially similar (the "Notes") aggregating up to $3,500,000 pursuant to a Subordinated Convertible Note Purchase Agreement (the "Note Purchase Agreement") dated as of the date hereof by and among the Company and the Lenders (as defined therein). The Company shall keep or cause to be kept at its principal office appropriate records for the recordation of the name and address of each of the Lenders, which address may be changed from time to time effective ten (10) days after receipt of written notice of such change from any such Lender.

  2.2
  Simultaneously with the execution and delivery hereof the full proceeds of this Note shall be delivered by the Holder hereof to a non-interest bearing escrow account maintained on behalf of the Company and the Lenders by the Escrow Agent (as defined in the Note Purchase Agreement) and shall be released by the Escrow Agent to the Company in accordance with the procedures set forth in the Note Purchase Agreement.

Section 3. Default.

        The occurrence of one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

  3.1
  The nonpayment of the Obligations on the Maturity Date.

  3.2
  The occurrence of an event of default with respect to any indebtedness of the Company for borrowed money.

  3.3
  The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or trustee of the Company, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order.

  3.4
  The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, or trustee of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 4. Acceleration.

        Upon an Event of Default, the Accreted Value of this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Company.

Section 5. Subordinated Indebtedness; Pro Rata Distribution

  5.1
  The indebtedness evidenced by this Note is hereby: (i) expressly subordinated, to the extent and in the manner hereinafter set forth in Sections 5.2 and 5.3 hereof, in right of payment to the prior payment in full of the HP Senior Indebtedness (as defined below) and (ii) expressly subordinated to the extent and in the manner set forth in the SVB Subordination Agreement (as defined below), in right of payment to the prior payment in full of the SVB Senior Indebtedness (as defined below). "HP Senior Indebtedness" shall mean the indebtedness owed by the Company to Hewlett-Packard Company ("HP") as evidenced by that certain Amended and Restated Convertible Note dated February 11, 2003 issued by the Company to HP in the original principal amount of $10,000,000.00. "SVB Senior Indebtedness" shall mean the indebtedness owed by the Company to Silicon Valley Bank ("SVB"). "SVB Subordination Agreement" shall mean that certain Subordination Agreement between the Holder and SVB dated as of even date herewith.

2

  5.2
  Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, or in the event any indebtedness of the Company to the Holder shall become due and payable whether at maturity, upon acceleration or otherwise: (i) no amount shall be paid by the Company or accepted or retained by the Holder, whether in cash or property, in respect of the principal of or interest on this Note at the time outstanding, unless and until the full amount of all principal and accrued interest under the HP Senior Indebtedness shall have been paid in full, whether or not such principal or accrued interest under this Note is then due and payable; (ii) if any such amount is received by the Holder on account of or with respect to this Note, the Holder shall forthwith pay over same to HP, and until so paid, any such amount shall be held by the Holder in property of the Holder; and (iii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of all principal and accrued interest under the HP Senior Indebtedness.

  5.3
  The Holder agrees upon request to execute and deliver to HP such subordination agreements and other documents and instruments as may reasonably be requested by HP in order to effectuate the subordination provisions of this Section 5.

  5.4
  In the event that the assets of the Company are insufficient to satisfy amounts due under this Note and all other Notes, the assets of the Company shall be distributed on a pro rata basis to all Holders of the Notes based on the Accreted Value due to the Holders on the Notes.

Section 6. Conversion; Mandatory Prepayment.

  6.1
  Voluntary Conversion. Subject to any stockholder vote as may be required by Nasdaq in the event that the common stock of the Company ("Common Stock") is quoted on Nasdaq, the Holder of this Note shall have the right, at the Holder's option, to convert this Note: (i) at any time after the ninetieth (90th) day following the initial public offering of the Company's common stock (the "Initial Public Offering"), into that number of shares of Common Stock determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which the Common Stock was sold in the Initial Public Offering; (ii) upon consummation of an equity financing by the Company other than the Initial Public Offering (an "Equity Financing"), into that number of shares of equity securities of the Company issued in such Equity Financing determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which such equity securities were sold in the Equity Financing; or (iii) upon consummation of a Change of Control Event pursuant to which the stockholders of the Company receive (either directly or as a distribution from the Company) equity securities of another business entity, into that number of such equity securities determined by dividing the Accreted Value of the Note as of the date of such conversion by eighty percent (80%) of the dollar value of the aggregate amount of equity securities received by the stockholders of the Company in consideration of each share of stock of the Company. For purposes hereof, "Change of Control Event" shall mean (i) a sale of all or substantially all of the assets or stock of the Company, (ii) a merger, consolidation or similar such transaction involving the Company (other than a merger of the Company for purposes of changing the state of incorporation of the Company from Colorado to Delaware), or (iii) any sale of stock of the Company or similar such transaction pursuant to which any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who had not previously owned at least twenty percent (20%) of the total voting power represented by the Company's then

3

    outstanding voting securities is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than the Initial Public Offering.

  6.2
  Involuntary Conversion. Any time after the ninetieth (90th) day following a Qualified Initial Public Offering (as hereinafter defined), this Note shall be converted, with no action on the part of the Holder, into that number of shares of Common Stock determined in accordance with the next sentence of this Section 6.2 if the following conditions are met: (i) the Company delivers a written notice to the Holder specifying the date on which this Note is to be converted (the "Involuntary Conversion Date"); (ii) the average Trading Price (as hereinafter defined) of the Common Stock for the twenty (20) trading days immediately preceding the Involuntary Conversion Date (the "Average Trading Price") shall be at least twenty percent (20%) above the per share offering price at which the Common Stock was sold in the Initial Public Offering; and (iii) the shares of Common Stock deliverable to the Holder upon such conversion will be freely tradable as of the Involuntary Conversion Date. Upon any conversion of this Note in accordance with the immediately preceding sentence, this Note shall convert into that number of shares of Common Stock determined by dividing the Accreted Value of this Note by the per share offering price at which the Common Stock was sold in the Qualified Initial Public Offering. For purposes hereof, "Trading Price" shall mean (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date, or (ii) if the Common Stock is traded in the over-the-counter market, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date. For purposes hereof, "Qualified Initial Public Offering" shall mean any Initial Public Offering having gross proceeds to the Company in excess of $20,000,000. For purposes hereof, shares of Common Stock shall be deemed "freely tradable" even if such shares are subject to the limitations and restrictions (x) of Rule 144(e), (f) or (h) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), (y) imposed pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or (z) due to the fact that the Holder has obtained material nonpublic information about the Company.

  6.3
  Conversion Procedures. In order to receive the Common Stock issuable upon conversion of this Note, the Holder must surrender this Note to the Company at the Company's principal offices and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable Common Stock into which this Note has been converted. In the event of an involuntary conversion pursuant to Section 6.2 hereof, from and after the Involuntary Conversion Date this Note shall only represent the right to receive the shares of Common Stock issuable pursuant to such involuntary conversion, and the Company shall have no obligation under this Note other than to issue such Common Stock.

  6.4
  Fractional Shares. No fractional shares of stock or scrip shall be issued upon conversion of this Note. Instead of any fractional shares of stock which would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of such fractional interest.

Section 7. Covenant Regarding Use Proceeds of a Qualified Public Offering.

        The Company covenants and agrees that a portion of the proceeds of a Qualified Public Offering shall be used to pay and satisfy in full the HP Senior Indebtedness, such payment to be made on or before the sixty-first (61st) calendar day after consummation of such Qualified Public Offering.

4

Section 8. Assignment, Exchange, or Loss of Note.

        Subject to the transfer restrictions herein, upon presentation and surrender of this Note to the Company at its principal office with a duly executed request for assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Note in the name of the assignee named in such instrument of assignment and this Note shall promptly be canceled.

Section 9. Rights of the Holder.

        The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity.

Section 10. Restrictions on Transfer.

        This Note has not been registered under the 1933 Act. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein, and may not be transferred by any Holder unless either (i) there is an effective registration covering such Note and such shares under the 1933 Act and applicable state securities laws or (ii) the Company first receives a letter from an attorney, stating that the proposed transfer is exempt from registration under the 1933 Act and all applicable state securities laws or (iii) the transfer is made pursuant to Rule 144 under the 1933 Act or (iv) the transfer is made to an affiliate (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended) of the Holder.

Section 11. Notices. All notices and other communications required or permitted under this Note shall be validly given, made, or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Company at the following address:

    2602 Clover Basin Drive
    Longmont, CO 80503
    Attention: Chief Executive Officer

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Holder at the following address:

    DTech Investments LLC
    555 S. Cole Road
    P. O. Box 7608
    Boise, ID 83707

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Escrow Agent at the following address:

    Faegre & Benson LLP
    3200 Wells Fargo Center
    1700 Lincoln Street
    Denver, CO 80203
    Attention: Nathaniel G. Ford, Esq.

Section 12. Law Governing.

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws principles.

5

Section 13. Titles and Captions.

        All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 14. Computation of Time.

        In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

Section 15. Presumption.

        This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

[THE REST OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK.]

6

        IN WITNESS WHEREOF, a duly authorized officer of Displaytech, Inc. has executed this Note to be effective as of the    day of May, 2004.

DISPLAYTECH, INC.
By:	Richard D. Barton, Chief Executive Officer

7

        NEITHER THIS SUBORDINATED CONVERTIBLE NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "1933 ACT"). THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS SUBORDINATED CONVERTIBLE NOTE, OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION, UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE AND SUCH SHARES UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (IV) THE TRANSFER IS MADE TO AN AFFILIATE (AS DEFINED IN RULE 12B-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED) OF THE HOLDER. PAYMENT OF THIS NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS CONTAINED IN SECTION 5 HEREOF.

DISPLAYTECH, INC.

10% SUBORDINATED CONVERTIBLE NOTE

        FOR VALUE RECEIVED, Displaytech, Inc., a Colorado corporation (the "Company"), which term includes any successor corporation, hereby promises to pay, subject to the conversion provisions in Section 6 herein, to the order of Fleming US Discovery Fund III, L.P. (the "Holder") the principal sum of FOUR HUNDRED SEVENTY-FOUR THOUSAND DOLLARS ($474,000), with interest thereon at the rate of ten percent (10%) per annum, compounded annually, plus enforcement costs (including, but not limited to, reasonable attorney fees) thereon, default interest thereon at the rate of fifteen percent (15%) per annum, compounded annually, from and after an Event of Default (as hereinafter defined) and any other amounts owed hereunder in accordance with the provisions hereof (collectively, the "Obligations") on the earlier of (i) February 20, 2008 and (ii) the occurrence of a Liquidation Event (as hereinafter defined) (the "Maturity Date"). "Liquidation Event" shall mean any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company.

Section 1. Interest.

        Interest shall accrue from and after the date hereof and shall be paid on the Maturity Date; provided, however, that from and after payment and satisfaction in full of the HP Senior Indebtedness (as hereinafter defined), interest shall be paid in cash on a quarterly basis on the first business day after the end of each fiscal quarter during the period commencing on the date the HP Senior Indebtedness (as hereinafter defined) is paid and satisfied in full and ending on the Maturity Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, "Accreted Value" shall mean the principal face amount of this Note plus accrued and unpaid interest thereon.

Section 2. Series of Notes; Payment of Proceeds

  2.1
  This Note has been issued as one of a series of 10% Subordinated Convertible Notes which are substantially similar (the "Notes") aggregating up to $3,500,000 pursuant to a Subordinated Convertible Note Purchase Agreement (the "Note Purchase Agreement") dated as of the date hereof by and among the Company and the Lenders (as defined therein). The Company shall keep or cause to be kept at its principal office appropriate records for the recordation of the name and address of each of the Lenders, which address may be changed from time to time effective ten (10) days after receipt of written notice of such change from any such Lender.

  2.2
  Simultaneously with the execution and delivery hereof the full proceeds of this Note shall be delivered by the Holder hereof to a non-interest bearing escrow account maintained on behalf of the Company and the Lenders by the Escrow Agent (as defined in the Note Purchase Agreement) and shall be released by the Escrow Agent to the Company in accordance with the procedures set forth in the Note Purchase Agreement.

Section 3. Default.

        The occurrence of one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

  3.1
  The nonpayment of the Obligations on the Maturity Date.

  3.2
  The occurrence of an event of default with respect to any indebtedness of the Company for borrowed money.

  3.3
  The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or trustee of the Company, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order.

  3.4
  The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, or trustee of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 4. Acceleration.

        Upon an Event of Default, the Accreted Value of this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Company.

Section 5. Subordinated Indebtedness; Pro Rata Distribution

  5.1
  The indebtedness evidenced by this Note is hereby: (i) expressly subordinated, to the extent and in the manner hereinafter set forth in Sections 5.2 and 5.3 hereof, in right of payment to the prior payment in full of the HP Senior Indebtedness (as defined below) and (ii) expressly subordinated to the extent and in the manner set forth in the SVB Subordination Agreement (as defined below), in right of payment to the prior payment in full of the SVB Senior Indebtedness (as defined below). "HP Senior Indebtedness" shall mean the indebtedness owed by the Company to Hewlett-Packard Company ("HP") as evidenced by that certain Amended and Restated Convertible Note dated February 11, 2003 issued by the Company to HP in the original principal amount of $10,000,000.00. "SVB Senior Indebtedness" shall mean the indebtedness owed by the Company to Silicon Valley Bank ("SVB"). "SVB Subordination Agreement" shall mean that certain Subordination Agreement between the Holder and SVB dated as of even date herewith.

2

  5.2
  Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, or in the event any indebtedness of the Company to the Holder shall become due and payable whether at maturity, upon acceleration or otherwise: (i) no amount shall be paid by the Company or accepted or retained by the Holder, whether in cash or property, in respect of the principal of or interest on this Note at the time outstanding, unless and until the full amount of all principal and accrued interest under the HP Senior Indebtedness shall have been paid in full, whether or not such principal or accrued interest under this Note is then due and payable; (ii) if any such amount is received by the Holder on account of or with respect to this Note, the Holder shall forthwith pay over same to HP, and until so paid, any such amount shall be held by the Holder in property of the Holder; and (iii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of all principal and accrued interest under the HP Senior Indebtedness.

  5.3
  The Holder agrees upon request to execute and deliver to HP such subordination agreements and other documents and instruments as may reasonably be requested by HP in order to effectuate the subordination provisions of this Section 5.

  5.4
  In the event that the assets of the Company are insufficient to satisfy amounts due under this Note and all other Notes, the assets of the Company shall be distributed on a pro rata basis to all Holders of the Notes based on the Accreted Value due to the Holders on the Notes.

Section 6. Conversion; Mandatory Prepayment.

  6.1
  Voluntary Conversion. Subject to any stockholder vote as may be required by Nasdaq in the event that the common stock of the Company ("Common Stock") is quoted on Nasdaq, the Holder of this Note shall have the right, at the Holder's option, to convert this Note: (i) at any time after the ninetieth (90th) day following the initial public offering of the Company's common stock (the "Initial Public Offering"), into that number of shares of Common Stock determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which the Common Stock was sold in the Initial Public Offering; (ii) upon consummation of an equity financing by the Company other than the Initial Public Offering (an "Equity Financing"), into that number of shares of equity securities of the Company issued in such Equity Financing determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which such equity securities were sold in the Equity Financing; or (iii) upon consummation of a Change of Control Event pursuant to which the stockholders of the Company receive (either directly or as a distribution from the Company) equity securities of another business entity, into that number of such equity securities determined by dividing the Accreted Value of the Note as of the date of such conversion by eighty percent (80%) of the dollar value of the aggregate amount of equity securities received by the stockholders of the Company in consideration of each share of stock of the Company. For purposes hereof, "Change of Control Event" shall mean (i) a sale of all or substantially all of the assets or stock of the Company, (ii) a merger, consolidation or similar such transaction involving the Company (other than a merger of the Company for purposes of changing the state of incorporation of the Company from Colorado to Delaware), or (iii) any sale of stock of the Company or similar such transaction pursuant to which any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who had not previously owned at least twenty percent (20%) of the total voting power represented by the Company's then

3

    outstanding voting securities is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than the Initial Public Offering.

  6.2
  Involuntary Conversion. Any time after the ninetieth (90th) day following a Qualified Initial Public Offering (as hereinafter defined), this Note shall be converted, with no action on the part of the Holder, into that number of shares of Common Stock determined in accordance with the next sentence of this Section 6.2 if the following conditions are met: (i) the Company delivers a written notice to the Holder specifying the date on which this Note is to be converted (the "Involuntary Conversion Date"); (ii) the average Trading Price (as hereinafter defined) of the Common Stock for the twenty (20) trading days immediately preceding the Involuntary Conversion Date (the "Average Trading Price") shall be at least twenty percent (20%) above the per share offering price at which the Common Stock was sold in the Initial Public Offering; and (iii) the shares of Common Stock deliverable to the Holder upon such conversion will be freely tradable as of the Involuntary Conversion Date. Upon any conversion of this Note in accordance with the immediately preceding sentence, this Note shall convert into that number of shares of Common Stock determined by dividing the Accreted Value of this Note by the per share offering price at which the Common Stock was sold in the Qualified Initial Public Offering. For purposes hereof, "Trading Price" shall mean (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date, or (ii) if the Common Stock is traded in the over-the-counter market, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date. For purposes hereof, "Qualified Initial Public Offering" shall mean any Initial Public Offering having gross proceeds to the Company in excess of $20,000,000. For purposes hereof, shares of Common Stock shall be deemed "freely tradable" even if such shares are subject to the limitations and restrictions (x) of Rule 144(e), (f) or (h) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), (y) imposed pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or (z) due to the fact that the Holder has obtained material nonpublic information about the Company.

  6.3
  Conversion Procedures. In order to receive the Common Stock issuable upon conversion of this Note, the Holder must surrender this Note to the Company at the Company's principal offices and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable Common Stock into which this Note has been converted. In the event of an involuntary conversion pursuant to Section 6.2 hereof, from and after the Involuntary Conversion Date this Note shall only represent the right to receive the shares of Common Stock issuable pursuant to such involuntary conversion, and the Company shall have no obligation under this Note other than to issue such Common Stock.

  6.4
  Fractional Shares. No fractional shares of stock or scrip shall be issued upon conversion of this Note. Instead of any fractional shares of stock which would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of such fractional interest.

Section 7. Covenant Regarding Use Proceeds of a Qualified Public Offering.

        The Company covenants and agrees that a portion of the proceeds of a Qualified Public Offering shall be used to pay and satisfy in full the HP Senior Indebtedness, such payment to be made on or before the sixty-first (61st) calendar day after consummation of such Qualified Public Offering.

4

Section 8. Assignment, Exchange, or Loss of Note.

        Subject to the transfer restrictions herein, upon presentation and surrender of this Note to the Company at its principal office with a duly executed request for assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Note in the name of the assignee named in such instrument of assignment and this Note shall promptly be canceled.

Section 9. Rights of the Holder.

        The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity.

Section 10. Restrictions on Transfer.

        This Note has not been registered under the 1933 Act. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein, and may not be transferred by any Holder unless either (i) there is an effective registration covering such Note and such shares under the 1933 Act and applicable state securities laws or (ii) the Company first receives a letter from an attorney, stating that the proposed transfer is exempt from registration under the 1933 Act and all applicable state securities laws or (iii) the transfer is made pursuant to Rule 144 under the 1933 Act or (iv) the transfer is made to an affiliate (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended) of the Holder.

Section 11. Notices. All notices and other communications required or permitted under this Note shall be validly given, made, or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Company at the following address:

    2602 Clover Basin Drive
    Longmont, CO 80503
    Attention: Chief Executive Officer

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Holder at the following address:

    Fleming US Discovery Fund III, L.P.
    c/o JP Morgan Partners
    1221 Avenue of the Americas, 40th Floor
    New York, NY 10020

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Escrow Agent at the following address:

    Faegre & Benson LLP
    3200 Wells Fargo Center
    1700 Lincoln Street
    Denver, CO 80203
    Attention: Nathaniel G. Ford, Esq.

Section 12. Law Governing.

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws principles.

5

Section 13. Titles and Captions.

        All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 14. Computation of Time.

        In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

Section 15. Presumption.

        This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

[THE REST OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK.]

6

        IN WITNESS WHEREOF, a duly authorized officer of Displaytech, Inc. has executed this Note to be effective as of the    day of May, 2004.

DISPLAYTECH, INC.
By:	Richard D. Barton, Chief Executive Officer

7

        NEITHER THIS SUBORDINATED CONVERTIBLE NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "1933 ACT"). THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS SUBORDINATED CONVERTIBLE NOTE, OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION, UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE AND SUCH SHARES UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, STATING THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE 1933 ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE 1933 ACT OR (IV) THE TRANSFER IS MADE TO AN AFFILIATE (AS DEFINED IN RULE 12B-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED) OF THE HOLDER. PAYMENT OF THIS NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS CONTAINED IN SECTION 5 HEREOF.

DISPLAYTECH, INC.

10% SUBORDINATED CONVERTIBLE NOTE

        FOR VALUE RECEIVED, Displaytech, Inc., a Colorado corporation (the "Company"), which term includes any successor corporation, hereby promises to pay, subject to the conversion provisions in Section 6 herein, to the order of Fleming US Discovery Offshore Fund III, L.P. (the "Holder") the principal sum of SEVENTY-SIX THOUSAND DOLLARS ($76,000), with interest thereon at the rate of ten percent (10%) per annum, compounded annually, plus enforcement costs (including, but not limited to, reasonable attorney fees) thereon, default interest thereon at the rate of fifteen percent (15%) per annum, compounded annually, from and after an Event of Default (as hereinafter defined) and any other amounts owed hereunder in accordance with the provisions hereof (collectively, the "Obligations") on the earlier of (i) February 20, 2008 and (ii) the occurrence of a Liquidation Event (as hereinafter defined) (the "Maturity Date"). "Liquidation Event" shall mean any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company.

Section 1. Interest.

        Interest shall accrue from and after the date hereof and shall be paid on the Maturity Date; provided, however, that from and after payment and satisfaction in full of the HP Senior Indebtedness (as hereinafter defined), interest shall be paid in cash on a quarterly basis on the first business day after the end of each fiscal quarter during the period commencing on the date the HP Senior Indebtedness (as hereinafter defined) is paid and satisfied in full and ending on the Maturity Date. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, "Accreted Value" shall mean the principal face amount of this Note plus accrued and unpaid interest thereon.

Section 2. Series of Notes; Payment of Proceeds

  2.1
  This Note has been issued as one of a series of 10% Subordinated Convertible Notes which are substantially similar (the "Notes") aggregating up to $3,500,000 pursuant to a Subordinated Convertible Note Purchase Agreement (the "Note Purchase Agreement") dated as of the date hereof by and among the Company and the Lenders (as defined therein). The Company shall keep or cause to be kept at its principal office appropriate records for the recordation of the name and address of each of the Lenders, which address may be changed from time to time effective ten (10) days after receipt of written notice of such change from any such Lender.

  2.2
  Simultaneously with the execution and delivery hereof the full proceeds of this Note shall be delivered by the Holder hereof to a non-interest bearing escrow account maintained on behalf of the Company and the Lenders by the Escrow Agent (as defined in the Note Purchase Agreement) and shall be released by the Escrow Agent to the Company in accordance with the procedures set forth in the Note Purchase Agreement.

Section 3. Default.

        The occurrence of one or more of the following events shall constitute an event of default hereunder ("Event of Default"):

  3.1
  The nonpayment of the Obligations on the Maturity Date.

  3.2
  The occurrence of an event of default with respect to any indebtedness of the Company for borrowed money.

  3.3
  The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under the federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or trustee of the Company, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order.

  3.4
  The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, or trustee of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

Section 4. Acceleration.

        Upon an Event of Default, the Accreted Value of this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Company.

Section 5. Subordinated Indebtedness; Pro Rata Distribution

  5.1
  The indebtedness evidenced by this Note is hereby: (i) expressly subordinated, to the extent and in the manner hereinafter set forth in Sections 5.2 and 5.3 hereof, in right of payment to the prior payment in full of the HP Senior Indebtedness (as defined below) and (ii) expressly subordinated to the extent and in the manner set forth in the SVB Subordination Agreement (as defined below), in right of payment to the prior payment in full of the SVB Senior Indebtedness (as defined below). "HP Senior Indebtedness" shall mean the indebtedness owed by the Company to Hewlett-Packard Company ("HP") as evidenced by that certain Amended and Restated Convertible Note dated February 11, 2003 issued by the Company to HP in the original principal amount of $10,000,000.00. "SVB Senior Indebtedness" shall mean the indebtedness owed by the Company to Silicon Valley Bank ("SVB"). "SVB Subordination Agreement" shall mean that certain Subordination Agreement between the Holder and SVB dated as of even date herewith.

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  5.2
  Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company, or in the event any indebtedness of the Company to the Holder shall become due and payable whether at maturity, upon acceleration or otherwise: (i) no amount shall be paid by the Company or accepted or retained by the Holder, whether in cash or property, in respect of the principal of or interest on this Note at the time outstanding, unless and until the full amount of all principal and accrued interest under the HP Senior Indebtedness shall have been paid in full, whether or not such principal or accrued interest under this Note is then due and payable; (ii) if any such amount is received by the Holder on account of or with respect to this Note, the Holder shall forthwith pay over same to HP, and until so paid, any such amount shall be held by the Holder in property of the Holder; and (iii) no claim or proof of claim shall be filed with the Company by or on behalf of the Holder which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of all principal and accrued interest under the HP Senior Indebtedness.

  5.3
  The Holder agrees upon request to execute and deliver to HP such subordination agreements and other documents and instruments as may reasonably be requested by HP in order to effectuate the subordination provisions of this Section 5.

  5.4
  In the event that the assets of the Company are insufficient to satisfy amounts due under this Note and all other Notes, the assets of the Company shall be distributed on a pro rata basis to all Holders of the Notes based on the Accreted Value due to the Holders on the Notes.

Section 6. Conversion; Mandatory Prepayment.

  6.1
  Voluntary Conversion. Subject to any stockholder vote as may be required by Nasdaq in the event that the common stock of the Company ("Common Stock") is quoted on Nasdaq, the Holder of this Note shall have the right, at the Holder's option, to convert this Note: (i) at any time after the ninetieth (90th) day following the initial public offering of the Company's common stock (the "Initial Public Offering"), into that number of shares of Common Stock determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which the Common Stock was sold in the Initial Public Offering; (ii) upon consummation of an equity financing by the Company other than the Initial Public Offering (an "Equity Financing"), into that number of shares of equity securities of the Company issued in such Equity Financing determined by dividing the Accreted Value of the Note as of the date of such conversion by the per share offering price at which such equity securities were sold in the Equity Financing; or (iii) upon consummation of a Change of Control Event pursuant to which the stockholders of the Company receive (either directly or as a distribution from the Company) equity securities of another business entity, into that number of such equity securities determined by dividing the Accreted Value of the Note as of the date of such conversion by eighty percent (80%) of the dollar value of the aggregate amount of equity securities received by the stockholders of the Company in consideration of each share of stock of the Company. For purposes hereof, "Change of Control Event" shall mean (i) a sale of all or substantially all of the assets or stock of the Company, (ii) a merger, consolidation or similar such transaction involving the Company (other than a merger of the Company for purposes of changing the state of incorporation of the Company from Colorado to Delaware), or (iii) any sale of stock of the Company or similar such transaction pursuant to which any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who had not previously owned at least twenty percent (20%) of the total voting power represented by the Company's then

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    outstanding voting securities is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities other than the Initial Public Offering.

  6.2
  Involuntary Conversion. Any time after the ninetieth (90th) day following a Qualified Initial Public Offering (as hereinafter defined), this Note shall be converted, with no action on the part of the Holder, into that number of shares of Common Stock determined in accordance with the next sentence of this Section 6.2 if the following conditions are met: (i) the Company delivers a written notice to the Holder specifying the date on which this Note is to be converted (the "Involuntary Conversion Date"); (ii) the average Trading Price (as hereinafter defined) of the Common Stock for the twenty (20) trading days immediately preceding the Involuntary Conversion Date (the "Average Trading Price") shall be at least twenty percent (20%) above the per share offering price at which the Common Stock was sold in the Initial Public Offering; and (iii) the shares of Common Stock deliverable to the Holder upon such conversion will be freely tradable as of the Involuntary Conversion Date. Upon any conversion of this Note in accordance with the immediately preceding sentence, this Note shall convert into that number of shares of Common Stock determined by dividing the Accreted Value of this Note by the per share offering price at which the Common Stock was sold in the Qualified Initial Public Offering. For purposes hereof, "Trading Price" shall mean (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share of Common Stock as published by the principal national securities exchange on which the Common Stock is traded on such date, or (ii) if the Common Stock is traded in the over-the-counter market, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date. For purposes hereof, "Qualified Initial Public Offering" shall mean any Initial Public Offering having gross proceeds to the Company in excess of $20,000,000. For purposes hereof, shares of Common Stock shall be deemed "freely tradable" even if such shares are subject to the limitations and restrictions (x) of Rule 144(e), (f) or (h) promulgated under the Securities Act of 1933, as amended (the "1933 Act"), (y) imposed pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or (z) due to the fact that the Holder has obtained material nonpublic information about the Company.

  6.3
  Conversion Procedures. In order to receive the Common Stock issuable upon conversion of this Note, the Holder must surrender this Note to the Company at the Company's principal offices and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable Common Stock into which this Note has been converted. In the event of an involuntary conversion pursuant to Section 6.2 hereof, from and after the Involuntary Conversion Date this Note shall only represent the right to receive the shares of Common Stock issuable pursuant to such involuntary conversion, and the Company shall have no obligation under this Note other than to issue such Common Stock.

  6.4
  Fractional Shares. No fractional shares of stock or scrip shall be issued upon conversion of this Note. Instead of any fractional shares of stock which would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of such fractional interest.

Section 7. Covenant Regarding Use Proceeds of a Qualified Public Offering.

        The Company covenants and agrees that a portion of the proceeds of a Qualified Public Offering shall be used to pay and satisfy in full the HP Senior Indebtedness, such payment to be made on or before the sixty-first (61st) calendar day after consummation of such Qualified Public Offering.

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Section 8. Assignment, Exchange, or Loss of Note.

        Subject to the transfer restrictions herein, upon presentation and surrender of this Note to the Company at its principal office with a duly executed request for assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Note in the name of the assignee named in such instrument of assignment and this Note shall promptly be canceled.

Section 9. Rights of the Holder.

        The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity.

Section 10. Restrictions on Transfer.

        This Note has not been registered under the 1933 Act. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein, and may not be transferred by any Holder unless either (i) there is an effective registration covering such Note and such shares under the 1933 Act and applicable state securities laws or (ii) the Company first receives a letter from an attorney, stating that the proposed transfer is exempt from registration under the 1933 Act and all applicable state securities laws or (iii) the transfer is made pursuant to Rule 144 under the 1933 Act or (iv) the transfer is made to an affiliate (as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended) of the Holder.

Section 11. Notices. All notices and other communications required or permitted under this Note shall be validly given, made, or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Company at the following address:

    2602 Clover Basin Drive
    Longmont, CO 80503
    Attention: Chief Executive Officer

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Holder at the following address:

    Fleming US Discovery Offshore Fund III, L.P.
    c/o JP Morgan Partners
    1221 Avenue of the Americas, 40th Floor
    New York, NY 10020

        All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Escrow Agent at the following address:

    Faegre & Benson LLP
    3200 Wells Fargo Center
    1700 Lincoln Street
    Denver, CO 80203
    Attention: Nathaniel G. Ford, Esq.

Section 12. Law Governing.

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws principles.

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Section 13. Titles and Captions.

        All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 14. Computation of Time.

        In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

Section 15. Presumption.

        This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

[THE REST OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK.]

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        IN WITNESS WHEREOF, a duly authorized officer of Displaytech, Inc. has executed this Note to be effective as of the    day of May, 2004.

DISPLAYTECH, INC.
By:	Richard D. Barton, Chief Executive Officer

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EXHIBIT B

SUBORDINATION AGREEMENT

        This Subordination Agreement (this "Agreement") dated                        , is between the undersigned ("Creditor"), and Silicon Valley Bank ("Bank").

Recitals

        A.    Displaytech, Inc. ("Borrower") has requested and/or obtained credit from Bank which may be secured by its assets and property.

        B.    Creditor has extended credit to Borrower and/or may later extend other credit to Borrower.

        C.    To induce Bank to extend credit to Borrower and make further extensions of credit to or for Borrower, or to purchase or extend credit pursuant to any instrument or writing on which Borrower is liable or to grant renewals or extensions of any loan, extension of credit, purchase, or other accommodation Creditor will subordinate: (i) all of Borrower's indebtedness and obligations to Creditor, existing now or later (the "Subordinated Debt") to all of Borrower's indebtedness and Obligations to Bank to the extent set forth herein; and (ii) all of Creditor's security interests, to all of Bank's security interests in the Borrower's property.

THE PARTIES AGREE AS FOLLOWS:

        1.     Creditor subordinates to Bank any security interest or lien that it has in all property and assets of Borrower. Despite attachment or perfection dates of Creditor's security interest and Bank's security interest, Bank's security interest in all assets and property of Borrower is prior to Creditor's security interest.

        2.     All Subordinated Debt payments are subordinated to all Borrower's Obligations to Bank existing now or later, together with collection costs of the Obligations (including attorneys' fees), including, interest accruing after any bankruptcy, reorganization or similar proceeding and all Obligations owing to Bank (the "Senior Debt") subject to Section 3(c) hereof. Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Senior Debt loan documents.

        3.     Until the Senior Debt is paid in full, Creditor will not:

  a)
  demand or receive from Borrower (and Borrower will not pay) any part of the Subordinated Debt, by payment, prepayment, or otherwise,

  b)
  exercise any remedy against any assets of Borrower, or

  c)
  accelerate the Subordinated Debt, or begin to or participate in any action against Borrower, until all the Senior Debt is paid. However, Creditor may receive regularly scheduled payments of interest that constitute Subordinated Debt (or may receive a payoff of the entire Subordinated Debt if Borrower completes an initial public offering for at least $20,000,000), if an Event of Default (defined in the Senior Debt loan documents) has not occurred, is not continuing and would not exist immediately after payment. Nothing contained herein shall prohibit Creditor from converting any Subordinated Debt into equity securities of Borrower.

        4.     Until the Senior Debt is paid in full, Creditor must deliver to Bank in the form received (except for endorsement or assignment by Creditor) any payment, distribution, security or proceeds it receives on the Subordinated Debt other than according to this Agreement.

        5.     These provisions remain in full force and effect, despite Borrower's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law, and Bank's claims against Borrower and Borrower's estate will be fully paid before any payment is made to Creditor, subject to Section 3(c) hereof.

        6.     Until the Senior Debt is paid, Creditor irrevocably appoints Bank as its attorney-in-fact, with power of attorney with power of substitution, in Creditor's name or in Bank's name, for Bank's use and benefit without notice to Creditor, to do the following in any bankruptcy, insolvency or similar proceeding involving Borrower:

          (i)    File any claims for the Subordinated Debt for Creditor if Creditor does not do so at least 30 days before the time to file claims expires, and

          (ii)   Accept or reject any plan of reorganization or arrangement for Creditor and vote Creditor's claims in respect of the Subordinated Debt in any way it chooses.

        7.     Creditor will immediately put a legend on the Subordinated Debt instruments that the instruments are subject to this Agreement. No amendment of the Subordinated Debt documents will modify this Agreement in any way that terminates or impairs the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor has in Borrower's property. For example, instruments cannot be amended to (i) increase the interest rate of the Subordinated Debt, or (ii) accelerate payment of principal or interest or any other portion of the Subordinated Debt.

        8.     This Agreement is effective while Borrower owes any amounts to Bank. If after full payment of the Senior Debt, Bank must disgorge any payments made on the Senior Debt, this Agreement and the relative rights and priorities provided in it, will be reinstated as to all disgorged payments as though the payments had not been made, and Creditor will immediately pay Bank all payments received under the Subordinated Debt to the extent the payments would have been prohibited under this Agreement. At any time without notice to Creditor, Bank may take actions it considers appropriate on the Senior Debt such as terminating advances, increasing the principal, extending the time of payment, increasing interest rates, renewing, compromising or otherwise amending any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No action or inaction will impair or otherwise affect Bank's rights under this Agreement. Creditor waives the benefits, if any, of any statutory or common law rule that may permit a subordinating creditor to assert any defenses of a surety or guarantor, or that may give the subordinating creditor the right to require a senior creditor to marshal assets, and Creditor agrees that it shall not assert any such defenses or rights.

        9.     This Agreement binds Creditor, its successors or assigns, and benefits Bank's successors or assigns. This Agreement is for Creditor's and Bank's benefit and not for the benefit of Borrower or any other party. If Borrower is refinancing any of the Senior Debt with a new lender, upon Bank's request of Creditor, Creditor will enter into a new subordination agreement with the new lender on substantially the terms of this Agreement.

        10.   This Agreement may be executed in two or more counterparts, each of which is an original and all of which together constitute one instrument.

        11.   Colorado law governs this agreement without giving effect to conflicts of laws principles. Creditor and Bank submit to the exclusive jurisdiction of the courts in Boulder County State of Colorado. CREDITOR AND BANK EACH WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION FROM THIS AGREEEMNT.

        12.   This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. Creditor is not relying on any representations by Bank in entering into this Agreement. Creditor will keep itself reasonably informed of Borrower's financial and other conditions. This Agreement may be amended only by written instrument signed by Creditor and Bank.

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        13.   If there is an action to enforce the rights of a party under this Agreement, the party prevailing will be entitled, in addition to other relief, all reasonable costs and expenses, including reasonable attorney's fees, incurred in the action.

"Creditor"	"Bank"
SILICON VALLEY BANK
By:	By:
Title:	Title:

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SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT